Exhibit 99.1

FOR IMMEDIATE RELEASE

NuScale Power Completes Merger with Spring Valley Acquisition Corp. to Create World’s First and Only Publicly Traded Provider of Transformational Small Modular Nuclear Reactor Technology

Combined company expected to have enterprise value of approximately $1.9 billion; will commence trading on the New York Stock Exchange under ticker symbols “SMR” and “SMR WS” May 3, 2022

Transaction provides approximately $380 million in gross proceeds, including $235 million in PIPE capital from leading financial and strategic investors

NuScale’s proprietary and innovative carbon-free baseload and load-following power solution, the NuScale Power Module™ (“NPM”), is the only viable, near-term deployable U.S. advanced nuclear small modular reactor (“SMR”) technology

Gross proceeds from the transaction will be used to bolster and accelerate the commercialization of NuScale’s SMR technology

PORTLAND, Ore. [May 2, 2022] – NuScale Power, LLC (“NuScale” or the “Company”), the industry-leading provider of proprietary and innovative advanced nuclear small modular reactor (“SMR”) technology, today announced that it completed its previously announced Business Combination with Spring Valley Acquisition Corp. (NASDAQ: SV, SVSVW) (“Spring Valley”), a publicly traded special purpose acquisition company. The combined company will operate as NuScale Power Corporation and its shares of stock and warrants will start trading on the New York Stock Exchange (“NYSE”) May 3, 2022, under the ticker symbols “SMR” and “SMR WS” respectively.

The Business Combination, which is expected to have an enterprise value of approximately $1.9 billion, will provide significant capital for the Company to scale and accelerate the commercialization of NuScale’s advanced SMR technology. Spring Valley shareholders approved the transaction at a special meeting on April 28, 2022.

“Our mission at NuScale has always been simple: to develop a safer, smarter and more cost-effective form of advanced nuclear power capable of meeting a wide spectrum of future electric and thermal energy needs – from replacing coal-fired plants with carbon-free, dispatchable baseload electricity to powering commercial scale water desalination and clean hydrogen production,” said John Hopkins, President and Chief Executive Officer of NuScale. “Today marks a historic moment for NuScale as we become the first publicly traded company focused on the design and deployment of SMR technology. As a public company, we can accelerate our efforts to help meet the world’s urgent clean energy needs.”

Christopher D. Sorrells, Chief Executive Officer of Spring Valley, said, “Spring Valley is pleased to have partnered with NuScale, and we look forward to embarking on this exciting next phase of our work together. NuScale’s diversified business model is designed to drive exceptional financial results and create long-term value, monetizing its intellectual property through NPM sales and recovery fees while driving recurring revenues through critical maintenance services over the lifecycle of a plant. We look forward to continuing to partner with NuScale as it grows its business and continues to help revolutionize the energy sector.”

NuScale will continue to be led by John Hopkins as President and Chief Executive Officer alongside its highly experienced executive team, including Chris Colbert as Chief Financial Officer, José N. Reyes, Ph.D. as Chief Technology Officer, Dale Atkinson as Chief Operating Officer and Chief Nuclear Officer, Robert Temple as General Counsel, Tom Mundy as Chief Commercial Officer, and Clayton Scott as Executive Vice President of Business Development. Mr. Sorrells will join the newly public company’s Board of Directors, adding to a deep bench of advisors with extensive backgrounds in energy, engineering, procurement and construction.

“Fluor Corporation and NuScale were the only consortium, which began in 2013, to follow through on its Department of Energy partnership and deliver U.S. Nuclear Regulatory Commission design approval as well as a broad coalition of strategic investors to expedite the path to commercialization,” said Alan Boeckmann, Executive Chairman of Fluor Corporation and member of NuScale’s Board of Managers. “Today’s milestone marks another very important milestone on this green energy journey.”

As a result of the Business Combination, NuScale received proceeds of approximately $380 million, prior to transaction expenses, which includes $235 million from the private investment in public equity (“PIPE”) investors, including DS Private Equity, Nucor, SailingStone Capital Partners, Samsung C&T Corporation and Segra Capital Management, with participation by Spring Valley’s sponsor which is backed by Pearl Energy Investment Management, LLC.

Existing strategic investors in NuScale including Fluor, Doosan Enerbility, Samsung C&T Corporation, JGC Holdings Corporation, IHI Corporation, Japan Bank for International Cooperation, Enercon Services, Inc., GS Energy, Sarens and Sargent & Lundy have rolled 100% of their equity into the newly formed company. Fluor will continue to hold a majority interest in the company and will provide NuScale with engineering services, project management, administrative and supply chain support.

Advisors

Guggenheim Securities, LLC acted as financial advisor to NuScale and Fluor. Cowen acted as financial advisor and lead capital markets advisor to Spring Valley. Wells Fargo Securities acted as capital market advisor to Spring Valley. Guggenheim Securities, LLC and Cowen acted as placement agents to Spring Valley in connection with the PIPE offering.

Stoel Rives LLP acted as legal counsel to NuScale, Gibson, Dunn & Crutcher LLP acted as legal counsel to Fluor, White & Case LLP acted as legal counsel to the placement agents and Kirkland & Ellis LLP acted as legal counsel to Spring Valley.

About NuScale Power

NuScale Power (NYSE: SMR) is poised to meet the diverse energy needs of customers across the world. It has developed small modular reactor (SMR) nuclear technology to supply energy for electrical generation, district heating, desalination, commercial-scale hydrogen production and other process heat applications. The groundbreaking NuScale Power Module™ (NPM), a small, safe pressurized water reactor, can generate 77 megawatts of electricity (MWe) and can be scaled to meet customer needs. NuScale’s 12-module VOYGR™-12 power plant is capable of generating 924 MWe, and NuScale also offers four-module VOYGR-4 (308 MWe) and six-module VOYGR-6 (462 MWe) power plants, as well as other configurations based on customer needs.

Founded in 2007, NuScale is headquartered in Portland, Ore., and has offices in Corvallis, Ore.; Rockville, Md.; Charlotte, N.C.; Richland, Wash.; and London, UK. To learn more, visit NuScale Power's website or follow us on Twitter, Facebook, LinkedIn and Instagram.

About Fluor Corporation

Fluor Corporation (NYSE: FLR) is building a better future by applying world-class expertise to solve its clients’ greatest challenges. Fluor’s 41,000 employees provide professional and technical solutions that deliver safe, well-executed, capital-efficient projects to clients around the world. Fluor had revenue of $12.4 billion in 2021 and is ranked 196 among the Fortune 500 companies. With headquarters in Irving, Texas, Fluor has provided engineering, procurement and construction services for more than 110 years. For more information, please visit www.fluor.com or follow Fluor on Twitter, LinkedIn, Facebook and YouTube.

About Spring Valley Acquisition Corp.

Spring Valley Acquisition Corp. (NASDAQ: SV, SVSVW) is a special purpose acquisition company formed for the purpose of entering into a merger or similar business combination with one or more businesses or entities focusing on sustainability, including clean energy and storage, smart grid/efficiency, environmental services and recycling, mobility, water and wastewater management, advanced materials and technology enabled services. Spring Valley’s sponsor is supported by Pearl Energy Investment Management, LLC, a Dallas, Texas based investment firm with $1.7 billion of committed capital under management, which focuses on partnering with best-in-class management teams to invest in the North American energy and sustainability sectors.

Forward Looking Statements

This release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are inherently subject to risks, uncertainties and assumptions. Actual results may differ materially as a result of a number of factors. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, NuScale’s results may differ materially from its expectations and projections. While NuScale may elect to update these forward-looking statements at some point in the future NuScale specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing NuScale’s assessments of any date subsequent to the date of this release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts regarding the Business Combination

NuScale Investor inquiries:

Gary Dvorchak, The Blueshirt Group for NuScale

ir@nuscalepower.com

Spring Valley Acquisition Corp.:
www.sv-ac.com
Robert Kaplan
Investors@sv-ac.com

Media inquiries:

Diane Hughes, NuScale

media@nuscalepower.com

Barney Gimbel / Max Gross, Finsbury Glover Hering for NuScale
barney.gimbel@fgh.com

max.gross@fgh.com

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